Supplement to the
Fidelity Freedom® Index Funds
Class W
June 23, 2015
Prospectus

Effective October 1, 2015, FMR Co., Inc. serves as investment adviser for the funds.  All references to Strategic Advisers, Inc. in the prospectus are replaced with FMR Co., Inc.

The following information supplements information found in the "Shareholder Information" section.

Converting Shares

Each Fidelity Freedom® Index Fund will automatically convert your class of shares of the fund, which is not offered through this prospectus, to Class W shares if Class W of the same Fidelity Freedom® Index Fund is available under your plan.

Each Fidelity Freedom Index Fund may convert your Class W shares to another class of shares of the same Fidelity Freedom Index Fund that is not offered through this prospectus, if your plan is no longer eligible to offer Class W. Information on the other class of shares of each Fidelity Freedom Index Fund can be found in that class' prospectus. Investors will be notified in writing before any such conversion to the other class.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

FRX-CW-16-01  January 27, 2016
1.9866976.101